UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2017 (September 15, 2017)

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BMC STOCK HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)
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Delaware (State or other jurisdiction of incorporation)	1-36050 (Commission File Number)	26-4687975 (IRS Employer Identification No.)

Two Lakeside Commons 980 Hammond Drive, NE, Suite 500 Atlanta, GA 30328 (Address Of Principal Executive Offices) (Zip Code)

(678) 222-1219 (Registrant’s Telephone Number, Including Area Code)

Not Applicable Former Name or Former Address, if Changed Since Last Report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The information included at Item 5.02 below describing the Consulting Agreement entered into by BMC Stock Holdings, Inc. (the “Company”) and Paul Street is incorporated herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 15, 2017, Paul Street retired from employment with the Company. Mr. Street served as the Company’s General Counsel, Chief Administrative Officer and Corporate Secretary through June 1, 2017.

In connection with his retirement, Mr. Street and the Company entered into a Consulting Agreement dated September 16, 2017. Pursuant to the Consulting Agreement, Mr. Street has agreed to provide services to the Company, as requested, until December 31, 2017, which term of service may be earlier terminated upon notice by the Company or Mr. Street, or may be extended at the parties’ option. Mr. Street will be compensated at the rate of $200 per hour for the services provided.

Mr. Street will be eligible to receive an amount equal to the 2017 annual bonus he would have received had he remained an employee, paid as and when the Company makes payments with respect to 2017 bonuses, and will continue to receive employee health and wellness benefits through December 31, 2017.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Consulting Agreement, which is attached as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Consulting Agreement dated September 16, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consulting Agreement dated September 16, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: September 19, 2017	By:	/s/ Lanesha Minnix
Lanesha Minnix
Senior Vice President, General Counsel & Corporate Secretary